                                                                    Exhibit 10.4


                              SIXTH AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT
                        ------------------------------

     This Sixth Amendment to Receivables Purchase Agreement, dated as of April 24, 2001 (this "Amendment"), is among D&K RECEIVABLES CORPORATION, a Delaware corporation ("Seller"), D&K HEALTHCARE RESOURCES, INC., a Delaware corporation ("Parent"), BLUE KEEL FUNDING, LLC, a Delaware limited liability company ("Purchaser"), and FLEET NATIONAL BANK, a national banking association, as administrator for Purchaser (in such capacity, the "Administrator").

                                  BACKGROUND

     1. Seller, Parent, Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of August 7, 1998, as amended by the First Amendment to Receivables Purchase Agreement, dated as of December 17, 1998, by the Second Amendment to Receivables Purchase Agreement, dated as of June 1, 1999, by the Third Amendment to Receivables Purchase Agreement, dated as of March 31, 2000, by the Fourth Amendment to Receivables Purchase Agreement, dated as of February 2, 2001 and by the Fifth Amendment, dated as of March 30, 2001 (the "Receivables Purchase Agreement").

     2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

     SECTION 2. Purchase Limit. Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting each reference to "May 1, 2001" that appears therein, and substituting therefor "June 1, 2001".

     SECTION 3. Representations and Warranties. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

     SECTION 4. Miscellaneous. The Receivables Purchase Agreement , as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or Purchaser in connection with this Amendment.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.


                             D&K RECEIVABLES CORPORATION


                             By:  /s/ Thomas S. Hilton
                                      ----------------
                             Name:    Thomas S. Hilton
                                      ----------------
                             Title:   Senior Vice President & CFO
                                      ---------------------------



                             D&K HEALTHCARE RESOURCES, INC.


                             By:  /s/ Thomas S. Hilton
                                      ----------------
                             Name:    Thomas S. Hilton
                                      ----------------
                             Title:   Senior Vice President & CFO
                                      ---------------------------



                             BLUE KEEL FUNDING, LLC, as Purchaser


                             By:  /s/ Bernard J. Angelo
                                      -----------------
                             Name:    Bernard J. Angelo
                                      -----------------
                             Title:   Vice President
                                      --------------



                             FLEET NATIONAL BANK, as the Administrator


                             By:  /s/ Paul Schmieder
                                      --------------
                             Name:    Paul Schmieder
                                      --------------
                             Title:   Vice President
                                      --------------